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                                                                    EXHIBIT 10.1





                                SECOND AMENDMENT
                               TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of October 29, 2004, is made by and among Too, Inc., a Delaware corporation (the "Borrower"), each of the Guarantors (as defined in the Credit Agreement defined below), the Lenders (as defined in the Credit Agreement defined below), National City Bank, in its capacity as sole lead arranger and administrative agent for the Lenders under the Credit Agreement (the "Agent"), Fifth Third Bank, as co-syndication agent, LaSalle Bank National Association, as co-syndication agent, Bank of America, N.A., as co-documentation agent, and The Huntington National Bank, as co-documentation agent.

                                   BACKGROUND

         The parties hereto are parties to that Credit Agreement, dated as of April 29, 2003 (as amended through the date hereof (including as amended by that First Amendment to Credit Agreement, dated as of September 16, 2003, among the parties hereto (the "First Amendment") the "Credit Agreement"), and desire to amend various terms thereof as set forth herein.

                              OPERATIVE PROVISIONS

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth and incorporating the above-defined terms herein and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Defined Terms; References. Terms not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Credit Agreement. Each reference to "hereof," "hereunder," "herein," and similar references contained in the Credit Agreement, and each reference to "this Agreement" and similar references contained in the Credit Agreement, shall refer to the Credit Agreement as and to the extent amended hereby.

2.       Amendment of Credit Agreement.

         (a)      Minimum Coverage Ratio. Effective as of the date hereof,
Section 7.02(n) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(n) Minimum Coverage Ratio. The Loan Parties shall not permit the Coverage Ratio to be less than 1.75 to 1.0.

         (b) Dividends and Restricted Payments. Effective as of the date hereof, Section 7.02(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           (i) Dividends and Restricted Payments. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, make or pay, or agree to become or remain liable to make or pay, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of its shares of capital stock, partnership interests or limited liability company interests or on account of the purchase, redemption, retirement or acquisition of its shares of capital stock (or warrants,

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                  options or rights therefor), partnership interests or limited liability company interests, except

                           (i) dividends or other distributions payable to another Loan Party,

                           (ii) dividends on or redemptions or repurchases of its shares of capital stock (or warrants, options or rights therefor), partnership interests or limited liability company interests the aggregate amount of which does not exceed in any fiscal year of Borrower fifty percent (50%) of the reported fiscal year consolidated net earnings of Borrower and its Subsidiaries for such fiscal year; provided, however, that the Loan Parties shall be permitted to make dividends on and redemptions or repurchases of its shares of capital stock (or warrants, options or rights therefor), partnership interests or limited liability company interests in an unlimited amount if for at least ninety (90) days prior to each such dividend, redemption, and repurchase, and after giving effect thereto, (A) Borrower shall have at least $75,000,000 of unencumbered cash showing on its consolidated balance sheet, and (B) no Revolving Facility Usage (other than by way of Letters of Credit utilized in the ordinary course of the business of the Loan Parties) shall have occurred.


         (c) Amendment to Section 7.01(k). The following is hereby added to the end of Section 7.01(k) and made a part thereof:

         As an alternative to the foregoing and upon the occurrence of any Event of Default, Borrower may grant a security interest in and pledge to Agent for the benefit of the Lenders and Agent a deposit account (including a deposit account with an overnight sweep into a securities account) having a value at all times no less than an amount, measured on a daily basis, equal to 1.10 times the amount of the then outstanding Revolving Facility Usage (the "Pledged Account"), provided that at any time the value of the Pledged Account exceeds 1.10 times the amount of the then outstanding Revolving Facility Usage and upon the written request of Borrower, such excess will be returned to Borrower; and, at any time that Borrower desires to increase the Revolving Facility Usage (subject, however, to the terms hereof), Borrower shall deposit or shall cause to be deposited in the Pledged Account an amount equal to 1.10 times the amount of such increase. At any time, during the continuation of an Event of Default, that the Pledged Account is not in compliance with the foregoing, the Security Documents referred in the first sentence of this Section 7.01(k) shall immediately become irrevocably effective in accordance with the terms of such sentence.



                                       2
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3.       Pledged Deposit Collateral.

                  (a) Reference is made to that Deposit Account and Securities Account Security Agreement, dated as of September 16, 2003, given by Too Brands, Inc., an Ohio corporation (the "Pledgor"), in favor of Agent for the Lenders (the "Deposit Pledge").

                  (b) Agent on behalf of the Lenders and itself hereby releases the Collateral (as such term is defined in the Deposit Pledge).

                  (c) The parties hereto agree that the Deposit Pledge is hereby terminated.

                  (d) Agent shall promptly, upon the request and at the expense of Borrower, do all such other things as Borrower shall reasonably request to evidence the release of the Collateral.


4. Representations and Warranties. Each of the Loan Parties hereby represents and warrants to the Lenders, after giving effect to this Amendment, as follows:

         (a) Authorization. The execution and delivery by the Loan Parties of this Amendment, the consummation by the Loan Parties of the transactions contemplated by the Credit Agreement as amended hereby, and the performance by each Loan Party of its respective obligations under the Credit Agreement as amended hereby have been duly authorized by all necessary corporate or similar applicable proceedings on the part of each Loan Party. On the date of each Loan Party's execution hereof, there are no set-offs, claims, defenses, counterclaims, causes of action, or deductions of any nature against any of the Obligations;

         (b) Valid and Binding. This Amendment have been duly and validly executed and delivered by each Loan Party and constitute, and the Credit Agreement as amended hereby constitutes, the legal, valid and binding obligations of each Loan Party enforceable in accordance with the terms hereof and thereof, except as the enforceability of this Amendment or the Credit Agreement as amended hereby may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies;

         (c) No Conflicts. Neither the execution and delivery of this Amendment nor the consummation of the transactions contemplated by this Amendment or by the Credit Agreement as amended hereby nor compliance with the terms and provisions of this Amendment or of the Credit Agreement as amended hereby, by any of the Loan Parties, will (a) violate any Law, (b) conflict with or result in a breach of or a default under the articles or certificate of incorporation or bylaws or similar organizational documents of any Loan Party or any material agreement or instrument to which any Loan Party is a party or by which any Loan Party or any of their respective properties (now owned or hereafter acquired) may be subject or bound, (c) require any consent or approval of any Person or require a mandatory prepayment or any other payment under the terms of any material agreement or instrument to which any Loan Party is a party or by which any Loan Party or any of their respective properties (now owned or hereafter acquired) may be subject or bound, (d) result in the creation or imposition of any Lien upon any property (now owned or hereafter acquired) of any Loan Party, or (e) require any authorization,


                                       3
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consent, approval, license, permit, exemption or other action by, or any registration, qualification, designation, declaration or filing with, any Official Body; and

         (d) No Defaults. After giving effect to the amendments made herein: (i) no Event of Default under and as defined in the Credit Agreement has occurred and is continuing, and (ii) the representations and warranties of each of Borrower and the other Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as though made on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date.

5.       Effectiveness of Amendment.

         (a) This Amendment shall become effective as of the date hereof (except as to any provision of this Amendment which is stated to have an earlier effective date in which case, upon the effectiveness of this Amendment, such provision shall be deemed effective as of the date of its stated effectiveness) upon receipt by the Agent:

                  (i) From the Loan Parties, of an opinion of counsel to the Loan Parties, in form and substance satisfactory to Agent, addressing, inter alia, the (i) existence, capacity, and due authorization of the Loan Parties to enter into this Amendment.

                  (ii) From the Loan Parties, of a certificate signed by the Secretary or Assistant Secretary of each Loan Party (or by a similar official of those Loan Parties which are limited liability companies) certifying as to (i) the articles, bylaws, relevant resolutions (or similar documents of those Loan Parties which are limited liability companies), and due authorization to enter into this Amendment, and (ii) the incumbency of the officer or similar official of such Loan Party, and her or his specimen signature, executing this Amendment on its behalf.

                  (iii) From each of the Loan Parties and each of the Lenders, of a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to Agent) that such party has signed a counterpart hereof.

         (b) Upon the effectiveness hereof, the Credit Agreement shall be amended hereby in accordance with the terms hereof, and this Amendment and the Credit Agreement shall hereafter be one agreement and any reference to the Credit Agreement in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement as amended hereby. In the event of irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement, the terms and provisions hereof shall control. Except as specifically amended by the provisions hereof, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto. Each Lender, by its execution hereof, hereby consents to this Amendment pursuant to the Credit Agreement.

6. Joinder of Guarantors. Each of the Guarantors hereby joins in this Amendment to evidence its consent hereto and to the release of the Deposit Pledge, and each Guarantor hereby reaffirms its obligations set forth in the Credit Agreement, as hereby amended, and in each Guaranty Agreement and each other Loan Document given by it in connection therewith.


                                       4
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7.       Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of Ohio and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of Ohio without regard to its conflict of laws principles.

8. Counterparts; Telecopy. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of executed signature pages by facsimile or other electronic transmission will constitute effective and binding execution and delivery.

                            [SIGNATURE PAGES FOLLOW]


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                   [SIGNATURE PAGE 1 OF 8 TO SECOND AMENDMENT]



                  IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment to be executed and delivered as of the day and year first above written.

                               BORROWER:

                                       TOO, INC.



                                       By:      /s/ Michael W. Rayden
                                          --------------------------------------
                                          Name:  Michael W. Rayden
                                          Title: Chairman, President and CEO


                               GUARANTORS:

                                       AMERICAN FACTORING, INC.



                                       By:      /s/ William E. May
                                           -------------------------------------
                                       Name:  William E. May
                                       Title: President


                                       FLORET, LLC



                                       By:      /s/ Vanessa McCullen
                                           -------------------------------------
                                       Name:  Vanessa McCullen
                                       Title: President


                                       JUSTICE STORES, LLC


                                       By:      /s/ Michael W. Rayden
                                          --------------------------------------
                                       Name:  Michael W. Rayden
                                       Title: Chief Executive Officer


                                       LT HOLDING, INC.



                                       By:      /s/ Ronald Robinson
                                          --------------------------------------
                                       Name:  Ronald Robinson
                                       Title: President and CEO




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                   [SIGNATURE PAGE 2 OF 8 TO SECOND AMENDMENT]


                                       LT IMPORT CORP.


                                       By:      /s/ Willie Henderson
                                          --------------------------------------
                                       Name:  Willie Henderson
                                       Title: President and CEO


                                       LIMITED TOO CATALOG PRODUCTION, INC.


                                       By:      /s/ Edward A. Woods
                                          --------------------------------------
                                       Name:  Edward A. Woods
                                       Title: President and Chief Executive
                                              Officer


                                       LIMITED TOO CREATIVE DESIGN, INC.



                                       By:      /s/ Scott M. Bracale
                                          --------------------------------------
                                       Name:  Scott M. Bracale
                                       Title: President and CEO


                                       LIMITED TOO DIRECT, LLC



                                       By:      /s/ Scott M. Bracale
                                          --------------------------------------
                                       Name:  Scott M. Bracale
                                       Title: President and CEO


                                       LIMITED TOO PURCHASING, INC.



                                       By:      /s/ Douglas J. Probst
                                          --------------------------------------
                                       Name:  Douglas J. Probst
                                       Title: President and CEO


                                       LIMITED TOO STORE PLANNING, INC.



                                       By:      /s/ Douglas H. Tilson
                                          --------------------------------------
                                       Name:  Douglas H. Tilson
                                       Title: President and CEO


                                      -2-

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                   [SIGNATURE PAGE 3 OF 8 TO SECOND AMENDMENT]



                                       MISH MASH, LLC



                                       By:      /s/ Michael W. Rayden
                                          --------------------------------------
                                       Name:  Michael W. Rayden
                                       Title: President and CEO


                                       TOO GC, LLC



                                       By:      /s/ William E. May
                                          --------------------------------------
                                       Name:  William E. May
                                       Title: President, Treasurer and Secretary


                                       TOO BRANDS, INC.



                                       By:      /s/ Michael W. Rayden
                                          --------------------------------------
                                       Name:  Michael W. Rayden
                                       Title: President and CEO


                                       TOO BRANDS INVESTMENT, LLC



                                       By:      /s/ William E. May
                                          --------------------------------------
                                       Name:  William E. May
                                       Title: President, CEO and Treasurer


                                       TOO IMPORT, LLP



                                       By:      /s/ Willie Henderson
                                          --------------------------------------
                                       Name:  Willie Henderson
                                       Title:  President and CEO of LT Import
                                       Corp., Managing Partner



                                      -3-
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                   [SIGNATURE PAGE 4 OF 8 TO SECOND AMENDMENT]


                                       NATIONAL CITY BANK, individually and as
                                       Agent



                                       By:      /s/ Joseph L. Kwasny
                                          --------------------------------------
                                       Name:  Joseph L. Kwasny
                                       Title: Senior Vice President




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                   [SIGNATURE PAGE 5 OF 8 TO SECOND AMENDMENT]


                                       FIFTH THIRD BANK



                                       By:      /s/ Christopher D. Jones
                                          --------------------------------------
                                       Name:  Christopher D. Jones
                                       Title: Vice President



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                   [SIGNATURE PAGE 6 OF 8 TO SECOND AMENDMENT]


                                       LASALLE BANK NATIONAL ASSOCIATION



                                       By:      /s/ Warren F. Weber
                                          --------------------------------------
                                       Name:  Warren F. Weber
                                       Title: Senior Vice President



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                   [SIGNATURE PAGE 7 OF 8 TO SECOND AMENDMENT]


                                       BANK OF AMERICA, N.A.



                                       By:      /s/ Ross Evans
                                          --------------------------------------
                                          Name:  Ross Evans
                                          Title: Vice President



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                   [SIGNATURE PAGE 8 OF 8 TO SECOND AMENDMENT]


                                       THE HUNTINGTON NATIONAL BANK



                                       By:      /s/ John M. Luehmann
                                          --------------------------------------
                                       Name:  John M. Luehmann
                                       Title: Vice President